BLENDED STYLE SERIES -- (A, B, C AND ADVISOR CLASS SHARES)
PROSPECTUS  |  DECEMBER 31, 2010

AllianceBernstein Blended Style Series


 U.S. Large Cap Portfolio
 (Class A-ABBAX; Class B-ABBBX; Class C-ABBCX; Advisor Class-ABBYX)



The AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio is an equity fund designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein L.P. in a single investment portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4
ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   8
INVESTING IN THE FUND.........................................   9
  How to Buy Shares...........................................   9
  The Different Share Class Expenses..........................  10
  Sales Charge Reduction Programs.............................  11
  CDSC Waivers and Other Programs.............................  12
  The "Pros" and "Cons" of Different Share Classes............  13
  Payments to Financial Advisors and Their Firms..............  13
  How to Exchange Shares......................................  15
  How to Sell or Redeem Shares................................  15
  Frequent Purchases and Redemptions of Fund Shares...........  15
  How the Fund Values Its Shares..............................  17
MANAGEMENT OF THE FUND........................................  18
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  20
GENERAL INFORMATION...........................................  21
FINANCIAL HIGHLIGHTS..........................................  23
APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is long-term growth of capital.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs on page 11 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 65 of the Fund's Statement of Additional Information, or SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                    CLASS B SHARES
                                                        CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                        SHARES    TO NEW INVESTORS)    SHARES      SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%           None            None       None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                 None           4.00%*          1.00%**     None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                 ADVISOR
                                                         CLASS A CLASS B CLASS C  CLASS
----------------------------------------------------------------------------------------
Management Fees                                            .65%    .65%    .65%    .65%
Distribution and/or Service (Rule 12b-1) Fees              .30%   1.00%   1.00%    None
Other Expenses:
  Transfer Agent                                           .21%    .27%    .23%    .21%
  Other Expenses                                           .80%    .80%    .81%    .80%
                                                          -----   -----   -----   -----
Total Other Expenses                                      1.01%   1.07%   1.04%   1.01%
                                                          =====   =====   =====   =====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .01%    .01%    .01%    .01%
                                                          -----   -----   -----   -----
Total Annual Fund Operating Expenses***                   1.97%   2.73%   2.70%   1.67%
                                                          =====   =====   =====   =====
----------------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

** For Class C shares, the CDSC is 0% after the first year.

***The Adviser has voluntarily agreed to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% on the Class A, Class B, Class C and Advisor Class shares, respectively.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        ADVISOR
                CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------
After 1 Year    $  616  $  676  $  373  $  170
After 3 Years   $1,017  $1,047  $  838  $  526
After 5 Years   $1,442  $1,445  $1,430  $  907
After 10 Years  $2,623  $2,878  $3,032  $1,976
-----------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                                        ADVISOR
                CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------
After 1 Year    $  616  $  276  $  273  $  170
After 3 Years   $1,017  $  847  $  838  $  526
After 5 Years   $1,442  $1,445  $1,430  $  907
After 10 Years  $2,623  $2,878  $3,032  $1,976
-----------------------------------------------

PORTFOLIO TURNOVER
The Fund (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Fund will seek to achieve its investment objective by investing in two portfolios, ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO and ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO of THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Fund's investments in the Underlying
   Portfolios will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value, or NAV, when one of these styles is performing more poorly than the other.

.. MANAGEMENT RISK: The Fund and the Underlying Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -1.92%.

                                    [CHART]

                             Calendar Year End(%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a    n/a     n/a     23.09  10.02    8.80   10.13    3.92   -41.26   27.63



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.65%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                             SINCE
                                                                            1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          22.19% -2.22%    2.09%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          22.14% -3.02%    1.45%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  14.49% -1.83%    1.82%
-----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          22.75% -2.07%    1.96%
-----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          25.71% -2.06%    1.97%
-----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          28.10% -1.05%    3.00%
-----------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)                        26.46%  0.42%    4.68%
-----------------------------------------------------------------------------------------------------

* Inception Date for Class A, Class B, Class C and Advisor Class shares:
  7/15/02.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Thomas J. Fontaine     Since 2009      Senior Vice President of the Adviser

Dokyoung Lee           Since 2008      Senior Vice President of the Adviser

Seth J. Masters        Since 2002      Senior Vice President of the Adviser

Patrick J. Rudden      Since 2009      Senior Vice President of the Adviser

Karen A. Sesin         Since 2009      Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs          $2,500                    $50
(Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500               $50
                                                                                         If initial investment is
                                                                                        less than $2,500, then $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or              None                    None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Fund and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS
INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the
Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio with the 25 most highly regarded of the companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1,028 million to almost $339 billion as of October 31, 2010, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES
The Fund's Board of Directors ("Board") or the Underlying Portfolios' Board of Trustees ("Trustees") may change the Fund's or an Underlying Portfolio's investment objective without shareholder approval. Shareholders will be provided with 60 days' prior written notice of any change to an investment objective. Unless otherwise noted, all other investment policies of the Fund or an Underlying Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Underlying Portfolio) debt securities. While an Underlying Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of the Fund's and the Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus. Different classes of Fund shares are available to certain retirement plans offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase the Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
The Fund has adopted a plan under the Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THE FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Fund's SAI.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE FUND
The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in the Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Fund offers a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Fund or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein- sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund's shares, and employees of the Adviser.

Please see the Fund's SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. AS OF JANUARY 31, 2009, THE AUTOMATIC INVESTMENT PROGRAM IS AVAILABLE FOR PURCHASES OF CLASS B SHARES ONLY IF A SHAREHOLDER WERE ENROLLED IN THE PROGRAM PRIOR TO JANUARY 31, 2009. Please see the Fund's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and the Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $13.8 million, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  ING Financial Partners
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange"), is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. The Fund's NAV is based on the NAV of the Underlying Portfolios. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolio's Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before an Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if an Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which more than $81 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, currently have approximately 3.2 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund and for directing the purchase and sale of the Underlying Portfolios in which it invests. For these advisory services, the Fund paid the Adviser .65% as a percentage of average daily net assets for the fiscal year ended August 31, 2010. The Adviser is responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended August 31, 2010.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Underlying Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Underlying Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Underlying Portfolios. When two or more of the clients of the Adviser (including the Underlying Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Fund are made by the Blend Solutions Team, comprised of senior Blend portfolio managers. The Blend Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the persons within the Blend Solutions Team with the most significant responsibility for day-to-day management of the Fund, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009; Senior      Senior Vice President of the Adviser and
Vice President of the Adviser and Head of   Head of Defined Contribution.
Defined Contribution                        Previously, Director of Research of
                                            Defined Contribution. Prior thereto, he
                                            was Director of Research for the
                                            Adviser's Style Blend Services and
                                            served as a senior quantitative analyst
                                            since prior to 2005.

Dokyoung Lee; since 2008; Senior Vice       Senior Vice President of the Adviser,
President of the Adviser and Director of    with which he has been associated in a
Research of Blend Strategies                similar capacity to his current position
                                            since prior to 2005 and Director of
                                            Research-Blend Strategies since 2008.

Seth J. Masters; since 2002; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Chief          with which he has been associated in a
Investment Officer of Blend Strategies and  substantially similar capacity to his
Defined Contribution                        current position since prior to 2005 and
                                            Chief Investment Officer of Blend
                                            Strategies and Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Head of Blend  with which he has been associated in a
Strategies                                  similar capacity to his current position
                                            since prior to 2005 and Head of Blend
                                            Strategies. Prior thereto, he was Head
                                            of Institutional Investment Solutions
                                            within the Blend Team.

Karen A. Sesin; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a similar capacity to her current
                                            position since prior to 2005, and a
                                            member of the Blend Strategies Team
                                            since January 2006.

Additional information about the portfolio managers may be found in the Fund's SAI.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the Plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense table under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund or an Underlying Portfolio owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (which may be taxed at preferential rates in the hands of non-corporate U.S. shareholders). Distributions of gains from the sale of investments that the Fund or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by the Fund as derived from "qualified dividend income" --as further defined in the Fund's SAI--will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

An investment by an Underlying Portfolio in foreign securities may be subject to foreign income taxes, including taxes withheld at the source. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. The Fund generally does not expect that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Portfolio's investment in certain debt obligations may cause the Underlying Portfolio or the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for the Fund. The report of each independent accounting firm for the Fund, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                              LESS DIVIDENDS
                                    INCOME FROM INVESTMENT OPERATIONS        AND DISTRIBUTIONS
                                -----------------------------------------  ---------------------
                                                NET REALIZED  NET INCREASE
                      NET ASSET     NET        AND UNREALIZED  (DECREASE)  DIVIDENDS     TAX
                       VALUE,    INVESTMENT    GAIN (LOSS) ON IN NET ASSET  FROM NET   RETURN
                      BEGINNING    INCOME        INVESTMENT    VALUE FROM  INVESTMENT    OF
FISCAL YEAR OR PERIOD OF PERIOD  (LOSS) (a)     TRANSACTIONS   OPERATIONS    INCOME    CAPITAL
-------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
 CLASS A
 Year ended 8/31/10    $ 8.15     $ .00(c)(d)       $(.15)       $ (.15)     $ .00     $ .00
 Year ended 8/31/09     11.11       .05(c)          (2.24)        (2.19)      (.12)     (.00)(d)
 Year ended 8/31/08     14.18       .12             (2.18)        (2.06)      (.13)      .00
 Year ended 8/31/07     13.31       .07(c)           1.59          1.66        .00(d)    .00
 Year ended 8/31/06     12.89      (.02)(c)          0.98          0.96        .00       .00

 CLASS B
 Year ended 8/31/10    $ 7.85     $(.05)(c)        $ (.14)       $ (.19)     $ .00     $ .00
 Year ended 8/31/09     10.68      (.00)(c)(d)      (2.16)        (2.16)      (.02)     (.00)(d)
 Year ended 8/31/08     13.65       .03             (2.11)        (2.08)      (.01)      .00
 Year ended 8/31/07     12.93      (.02)(c)          1.53          1.51        .00       .00
 Year ended 8/31/06     12.63      (.11)(c)          0.95          0.84        .00       .00

 CLASS C
 Year ended 8/31/10    $ 7.86     $(.05)(c)        $ (.15)       $ (.20)     $ .00     $ .00
 Year ended 8/31/09     10.69      (.00)(c)(d)      (2.16)        (2.16)      (.02)     (.00)(d)
 Year ended 8/31/08     13.66       .03             (2.11)        (2.08)      (.01)      .00
 Year ended 8/31/07     12.93      (.03)(c)          1.55          1.52        .00       .00
 Year ended 8/31/06     12.63      (.11)(c)          0.95          0.84        .00       .00

 ADVISOR CLASS
 Year ended 8/31/10    $ 8.24     $ .03(c)         $ (.16)       $ (.13)     $ .00     $ .00
 Year ended 8/31/09     11.24       .09(c)          (2.29)        (2.20)      (.15)     (.00)(d)
 Year ended 8/31/08     14.35       .20             (2.25)        (2.05)      (.18)      .00
 Year ended 8/31/07     13.46       .07(c)           1.66          1.73       (.05)      .00
 Year ended 8/31/06     12.99       .03(c)           0.98          1.01        .00       .00
-------------------------------------------------------------------------------------------------

                      LESS DIVIDENDS AND DISTRIBUTIONS
                      -------------------------------------------------
                                                                TOTAL
                      DISTRIBUTIONS     TOTAL                 INVESTMENT
                        FROM NET      DIVIDENDS   NET ASSET  RETURN BASED
                        REALIZED         AND      VALUE, END ON NET ASSET
FISCAL YEAR OR PERIOD     GAINS     DISTRIBUTIONS OF PERIOD   VALUE (b)
---------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
 CLASS A
 Year ended 8/31/10       $(.03)       $ (.03)      $ 7.97       (1.93)%(e)
 Year ended 8/31/09        (.65)         (.77)        8.15      (18.45)
 Year ended 8/31/08        (.88)        (1.01)       11.11      (15.55)
 Year ended 8/31/07        (.79)         (.79)       14.18       12.70
 Year ended 8/31/06        (.54)         (.54)       13.31        7.47

 CLASS B
 Year ended 8/31/10       $(.03)       $ (.03)      $ 7.63       (2.51)%(e)
 Year ended 8/31/09        (.65)         (.67)        7.85      (19.07)
 Year ended 8/31/08        (.88)         (.89)       10.68      (16.19)
 Year ended 8/31/07        (.79)         (.79)       13.65       11.86
 Year ended 8/31/06        (.54)         (.54)       12.93        6.65

 CLASS C
 Year ended 8/31/10       $(.03)       $ (.03)      $ 7.63       (2.64)%(e)
 Year ended 8/31/09        (.65)         (.67)        7.86      (19.05)
 Year ended 8/31/08        (.88)         (.89)       10.69      (16.18)
 Year ended 8/31/07        (.79)         (.79)       13.66       11.95
 Year ended 8/31/06        (.54)         (.54)       12.93        6.65

 ADVISOR CLASS
 Year ended 8/31/10       $(.03)       $ (.03)      $ 8.08       (1.66)%(e)
 Year ended 8/31/09        (.65)         (.80)        8.24      (18.19)
 Year ended 8/31/08        (.88)        (1.06)       11.24      (15.37)
 Year ended 8/31/07        (.79)         (.84)       14.35       13.06
 Year ended 8/31/06        (.54)         (.54)       13.46        7.81
---------------------------------------------------------------------------

Please refer to the footnotes on page 25.

                       RATIOS/SUPPLEMENTAL DATA
  ----------------------------------------------------------
                                                    RATIO OF NET
                   RATIO TO AVERAGE NET ASSETS OF:   INVESTMENT
    NET ASSETS    --------------------------------  INCOME (LOSS)    PORTFOLIO
   END OF PERIOD  EXPENSES, NET       EXPENSES,      TO AVERAGE      TURNOVER
  (000'S OMITTED)  OF WAIVERS/     BEFORE WAIVERS/   NET ASSETS        RATE
  --------------- REIMBURSEMENTS   REIMBURSEMENTS   -------------    ---------
  -               -----------------------------------
      $17,349          1.64%(f)(g)      1.96%(f)(g)      .05%(c)(g)      4%
       23,852          1.82(f)          1.92(f)          .66(c)          8
       35,039          1.42(f)          1.42(f)          .95            10
       50,062          1.31(f)          1.34(f)          .52(c)         19
       51,188          1.36(f)(g)       1.41(f)(g)      (.13)(c)(g)      6

      $ 9,418          2.34%(f)(g)      2.72%(f)(g)     (.65)%(c)(g)     4%
       12,921          2.55(f)          2.69(f)          .00(c)(h)       8
       23,762          2.16(f)          2.16(f)          .24            10
       42,459          2.04(f)          2.07(f)         (.18)(c)        19
       51,945          2.09(f)(g)       2.14(f)(g)      (.84)(c)(g)      6

      $ 8,434          2.34%(f)(g)      2.69%(f)(g)     (.64)%(c)(g)     4%
       11,579          2.53(f)          2.65(f)         (.02)(c)         8
       19,192          2.13(f)          2.13(f)          .25            10
       31,101          2.02(f)          2.05(f)         (.19)(c)        19
       32,904          2.07(f)(g)       2.12(f)(g)      (.83)(c)(g)      6

      $ 2,617          1.34%(f)(g)      1.66%(f)(g)      .36%(c)(g)      4%
        4,834          1.51(f)          1.62(f)         1.21(c)          8
       11,318          1.09(f)          1.09(f)         1.47            10
       53,956          1.02(f)          1.05(f)          .51(c)         19
       12,407          1.05(f)(g)       1.11(f)          .20(c)(g)       6
  ----------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $0.005.

(e)Includes the impact of proceeds received and credited to the Fund resulting from the class action settlement, which enhanced the Fund's performance for the year ended August 31, 2010 by 0.02%.

(f)Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .01%, .02%, .02%, .02% and .04%, for the years ended
   August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and
   August 31, 2006, respectively.

(g)The ratio includes expenses attributable to costs of proxy solicitation.

(h)Amount is less than 0.005%.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights" and includes the expenses incurred by the Underlying Portfolios. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  623.06    $ 9,855.69
   2              9,855.89      492.78    10,348.47     203.86     10,144.61
   3             10,144.61      507.23    10,651.84     209.84     10,442.00
   4             10,442.00      522.10    10,964.10     215.99     10,748.11
   5             10,748.11      537.41    11,285.52     222.32     11,063.20
   6             11,063.20      553.16    11,616.36     228.84     11,387.52
   7             11,387.52      569.38    11,956.90     235.55     11,721.35
   8             11,721.35      586.07    12,307.42     242.46     12,064.96
   9             12,064.96      603.25    12,668.21     249.56     12,418.65
   10            12,418.65      620.93    13,039.58     256.88     12,782.70
   --------------------------------------------------------------------------
   Cumulative                $5,471.06               $2,263.36

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-21081

                                                                PRO-0108-1210


                                        [GRAPHIC]

BLENDED STYLE SERIES -- RETIREMENT SHARES PROSPECTUS -- (CLASSES A, R, K AND I)

PROSPECTUS  |  DECEMBER 31, 2010

AllianceBernstein Blended Style Series

 U.S. Large Cap Portfolio
 (Class A-ABBAX; Class R-ABBRX; Class K-ABBKX; Class I-ABBIX)



The AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio is an equity fund designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein L.P. in a single investment portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4
ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   7
INVESTING IN THE FUND.........................................   8
  How to Buy Shares...........................................   8
  The Different Share Class Expenses..........................   8
  Distribution Arrangements for Group Retirement Plans........   9
  Payments to Financial Intermediaries........................   9
  How to Exchange Shares......................................  10
  How to Sell or Redeem Shares................................  10
  Frequent Purchases and Redemptions of Fund Shares...........  10
  How the Fund Values Its Shares..............................  12
MANAGEMENT OF THE FUND........................................  13
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  15
GENERAL INFORMATION...........................................  16
FINANCIAL HIGHLIGHTS..........................................  17
APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is long-term growth of capital.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)   None*   None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                         CLASS A CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------
Management Fees                                            .65%    .65%    .65%    .65%
Distribution and/or Service (Rule 12b-1) Fees              .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                                           .21%    .17%    .19%    .02%
  Other Expenses                                           .80%    .80%    .81%    .82%
                                                          -----   -----   -----   -----
Total Other Expenses                                      1.01%    .97%   1.00%    .84%
                                                          =====   =====   =====   =====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .01%    .01%    .01%    .01%
                                                          -----   -----   -----   -----
Total Annual Fund Operating Expenses**                    1.97%   2.13%   1.91%   1.50%
                                                          =====   =====   =====   =====
----------------------------------------------------------------------------------------

* In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

**The Adviser has voluntarily agreed to limit total operating expenses on an annual basis to 1.65%, 1.85%, 1.60% and 1.35% on the Class A, Class R, Class K and Class I shares, respectively.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  200  $  216  $  194  $  153
After 3 Years   $  618  $  667  $  600  $  474
After 5 Years   $1,062  $1,144  $1,032  $  818
After 10 Years  $2,296  $2,462  $2,233  $1,791
-----------------------------------------------

PORTFOLIO TURNOVER
The Fund (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Fund will seek to achieve its investment objective by investing in two portfolios, ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO and ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO of THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Fund's investments in the Underlying
   Portfolios will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value, or NAV, when one of these styles is performing more poorly than the other.

.. MANAGEMENT RISK: The Fund and the Underlying Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -1.92%.


                                    [CHART]

                             Calendar Year End(%)

 00       01      02      03      04      05      06      07      08      09
----     ----    ----    ----    ----    ----    ----    ----    ----    ----
n/a      n/a     n/a     23.09   10.02   8.80    10.13   3.92   -41.26   27.63


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.65%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                        SINCE
                                                      1 YEAR 5 YEARS* INCEPTION*
--------------------------------------------------------------------------------
Class A**                                             26.63%  -1.37%    2.68%
--------------------------------------------------------------------------------
Class R                                               27.49%  -1.58%    2.46%
--------------------------------------------------------------------------------
Class K                                               27.64%  -1.33%    2.72%
--------------------------------------------------------------------------------
Class I                                               28.24%  -0.98%    3.05%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)  26.46%   0.42%    4.68%
--------------------------------------------------------------------------------

* Inception date for Class A shares: 7/15/02, for Class R shares: 2/17/04 and for Class K and Class I shares: 3/1/05. Performance information for the period prior to the inception of the Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

**Average annual total returns reflect imposition of the maximum CDSCs.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Thomas J. Fontaine     Since 2009      Senior Vice President of the Adviser

Dokyoung Lee           Since 2008      Senior Vice President of the Adviser

Seth J. Masters        Since 2002      Senior Vice President of the Adviser

Patrick J. Rudden      Since 2009      Senior Vice President of the Adviser

Karen A. Sesin         Since 2009      Senior Vice President of the Adviser


PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.

You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION
The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Fund. The Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Fund and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS
INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the
Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio with the 25 most highly regarded of the companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1,028 million to almost $339 billion as of October 31, 2010, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES
The Fund's Board of Directors ("Board") or the Underlying Portfolios' Board of Trustees ("Trustees") may change the Fund's or an Underlying Portfolio's investment objective without shareholder approval. Shareholders will be provided with 60 days' prior written notice of any change to an investment objective. Unless otherwise noted, all other investment policies of the Fund or an Underlying Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Underlying Portfolio) debt securities. While an Underlying Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of the Fund's and the Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in the Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA member firm.

GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
The Fund has adopted a plan under the Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             0.30%
                      Class R             0.50%
                      Class K             0.25%
                      Class I             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule

12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1%, 1-year CDSC upon redemption if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and the Fund's SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Fund. These financial intermediaries receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $13.8 million, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein

Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  ING Financial Partners
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange"), is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. The Fund's NAV is based on the NAV of the Underlying Portfolios. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before an Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if an Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which more than $81 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, currently have approximately 3.2 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund and for directing the purchase and sale of the Underlying Portfolios in which it invests. For these advisory services, the Fund paid the Adviser .65% as a percentage of average daily net assets for the fiscal year ended August 31, 2010. The Adviser is responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended August 31, 2010.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Underlying Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Underlying Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Underlying Portfolios. When two or more of the clients of the Adviser (including the Underlying Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Fund are made by the Blend Solutions Team, comprised of senior Blend portfolio managers. The Blend Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the persons within the Blend Solutions Team with the most significant responsibility for day-to-day management of the Fund, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009; Senior      Senior Vice President of the Adviser and
Vice President of the Adviser and Head of   Head of Defined Contribution.
Defined Contribution                        Previously, Director of Research of
                                            Defined Contribution. Prior thereto, he
                                            was Director of Research for the
                                            Adviser's Style Blend Services, and
                                            served as a senior quantitative analyst
                                            since prior to 2005.

Dokyoung Lee; since 2008; Senior Vice       Senior Vice President of the Adviser,
President of the Adviser and Director of    with which he has been associated in a
Research of Blend Strategies                similar capacity to his current position
                                            since prior to 2005 and Director of
                                            Research--Blend Strategies since
                                            2008.

Seth J. Masters; since 2002; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Chief          with which he has been associated in a
Investment Officer of Blend Strategies and  substantially similar capacity to his
Defined Contribution                        current position since prior to 2005 and
                                            Chief Investment Officer of Blend
                                            Strategies and Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Head of Blend  with which he has been associated in a
Strategies                                  similar capacity to his current position
                                            since prior to 2005, and Head of Blend
                                            Strategies. Prior thereto, he was Head
                                            of Institutional Investment Solutions
                                            within the Blend Team.

Karen A. Sesin; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a similar capacity to her current
                                            position since prior to 2005, and a
                                            member of the Blend Strategies Team
                                            since January 2006.

Additional information about the portfolio managers may be found in the Fund's SAI.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each participant fund account in amounts up to $19 per fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense table under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund or an Underlying Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

An investment by an Underlying Portfolio in foreign securities may be subject to foreign income taxes, including taxes withheld at the source. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. The Fund generally does not expect that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Portfolio's investment in certain debt obligations may cause the Underlying Portfolio or the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for the Fund. The report of each independent accounting firm for the Fund, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                              LESS DIVIDENDS
                                   INCOME FROM INVESTMENT OPERATIONS         AND DISTRIBUTIONS
                               -----------------------------------------  ----------------------
                                               NET REALIZED  NET INCREASE
                     NET ASSET     NET        AND UNREALIZED  (DECREASE)  DIVIDENDS      TAX
                      VALUE,    INVESTMENT    GAIN (LOSS) ON IN NET ASSET  FROM NET    RETURN
                     BEGINNING    INCOME        INVESTMENT    VALUE FROM  INVESTMENT     OF
FISCAL YEAR          OF PERIOD  (LOSS) (a)     TRANSACTIONS   OPERATIONS    INCOME     CAPITAL
-------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
CLASS A
Year ended 8/31/10    $ 8.15     $ .00(c)(d)      $ (.15)       $ (.15)     $ .00      $ .00
Year ended 8/31/09     11.11       .05(c)          (2.24)        (2.19)      (.12)      (.00)(d)
Year ended 8/31/08     14.18       .12             (2.18)        (2.06)      (.13)       .00
Year ended 8/31/07     13.31       .07(c)           1.59          1.66       (.00)(d)    .00
Year ended 8/31/06     12.89      (.02)(c)           .98           .96        .00        .00

CLASS R
Year ended 8/31/10    $ 8.01     $(.01)(c)        $ (.15)       $ (.16)     $ .00      $ .00
Year ended 8/31/09     10.97       .03(c)          (2.22)        (2.19)      (.12)      (.00)(d)
Year ended 8/31/08     14.03       .06             (2.12)        (2.06)      (.12)       .00
Year ended 8/31/07     13.22       .02(c)           1.61          1.63       (.03)       .00
Year ended 8/31/06     12.85      (.05)(c)           .96           .91        .00        .00

CLASS K
Year ended 8/31/10    $ 8.10     $(.00)(c)(d)     $ (.14)       $ (.14)     $ .00      $ .00
Year ended 8/31/09     11.08       .04(c)          (2.23)        (2.19)      (.14)      (.00)(d)
Year ended 8/31/08     14.19       .11             (2.17)        (2.06)      (.17)       .00
Year ended 8/31/07     13.31      (.10)(c)          1.78          1.68       (.01)       .00
Year ended 8/31/06     12.90      (.02)(c)           .97           .95        .00        .00

CLASS I
Year ended 8/31/10    $ 8.16     $ .03(c)         $ (.15)       $ (.12)     $ .00      $ .00
Year ended 8/31/09     11.17       .08(c)          (2.27)        (2.19)      (.17)      (.00)(d)
Year ended 8/31/08     14.25       .17             (2.18)        (2.01)      (.19)       .00
Year ended 8/31/07     13.38       .08(c)           1.64          1.72       (.06)       .00
Year ended 8/31/06     12.92      (.02)(c)          1.02          1.00        .00        .00
-------------------------------------------------------------------------------------------------

                     LESS DIVIDENDS AND DISTRIBUTIONS
                     -------------------------------------------------
                                                               TOTAL
                     DISTRIBUTIONS     TOTAL                 INVESTMENT
                       FROM NET      DIVIDENDS   NET ASSET  RETURN BASED
                       REALIZED         AND      VALUE, END ON NET ASSET
FISCAL YEAR              GAINS     DISTRIBUTIONS OF PERIOD   VALUE (b)
--------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP PORTFOLIO
CLASS A
Year ended 8/31/10       $(.03)       $ (.03)      $ 7.97       (1.93)%(e)
Year ended 8/31/09        (.65)         (.77)        8.15      (18.45)
Year ended 8/31/08        (.88)        (1.01)       11.11      (15.55)
Year ended 8/31/07        (.79)         (.79)       14.18       12.70
Year ended 8/31/06        (.54)         (.54)       13.31        7.47

CLASS R
Year ended 8/31/10       $(.03)       $ (.03)      $ 7.82       (2.09)%(e)
Year ended 8/31/09        (.65)         (.77)        8.01      (18.66)
Year ended 8/31/08        (.88)        (1.00)       10.97      (15.71)
Year ended 8/31/07        (.79)         (.82)       14.03       12.52
Year ended 8/31/06        (.54)         (.54)       13.22        7.09

CLASS K
Year ended 8/31/10       $(.03)       $ (.03)      $ 7.93       (1.81)%(e)
Year ended 8/31/09        (.65)         (.79)        8.10      (18.41)
Year ended 8/31/08        (.88)        (1.05)       11.08      (15.58)
Year ended 8/31/07        (.79)         (.80)       14.19       12.84
Year ended 8/31/06        (.54)         (.54)       13.31        7.38

CLASS I
Year ended 8/31/10       $(.03)       $ (.03)      $ 8.01       (1.56)%(e)
Year ended 8/31/09        (.65)         (.82)        8.16      (18.16)
Year ended 8/31/08        (.88)        (1.07)       11.17      (15.15)
Year ended 8/31/07        (.79)         (.85)       14.25       13.09
Year ended 8/31/06        (.54)         (.54)       13.38        7.77
--------------------------------------------------------------------------

Please refer to the footnotes on page 19.

                      RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------
                                                    RATIO OF NET
                  RATIO TO AVERAGE NET ASSETS OF:    INVESTMENT
  NET ASSETS    ----------------------------        INCOME (LOSS)     PORTFOLIO
 END OF PERIOD  EXPENSES, NET OF  EXPENSES, BEFORE   TO AVERAGE       TURNOVER
(000'S OMITTED)     WAIVERS/          WAIVERS/       NET ASSETS         RATE
---------------  REIMBURSEMENTS    REIMBURSEMENTS   -------------     ---------
-               -------------------------------------
    $17,349           1.64%(f)(g)       1.96%(f)(g)       .05%(c)(g)      4%
     23,852           1.82(f)           1.92(f)           .66(c)          8
     35,039           1.42(f)           1.42(f)           .95            10
     50,062           1.31(f)           1.34(f)           .52(c)         19
     51,188           1.36(f)(g)        1.41(f)(g)       (.13)(c)(g)      6

    $    75           1.84%(f)(g)       2.12%(f)(g)      (.17)%(c)(g)     4%
        103           2.04(f)           2.10(f)           .35(c)          8
         99           1.62(f)           1.62(f)           .49            10
         63           1.50(f)           1.53(f)           .17(c)         19
         13           1.64(f)(g)        1.69(f)(g)       (.41)(c)(g)      6

    $ 1,518           1.59%(f)(g)       1.90%(f)(g)      (.01)%(c)(g)     4%
      1,715           1.81(f)           1.87(f)           .49(c)          8
        960           1.43(f)           1.43(f)           .89            10
      1,302           1.58(f)           1.63(f)         (1.20)(c)        19
         11           1.37(f)(g)        1.42(f)(g)       (.13)(c)(g)      6

    $ 1,504           1.34%(f)(g)       1.49%(f)(g)       .30%(c)(g)      4%
      1,529           1.42(f)           1.43(f)          1.12(c)          8
      2,228           1.01(f)           1.01(f)          1.33            10
      2,696            .96(f)            .99(f)           .62(c)         19
        277            .97(f)(g)        1.02(f)(g)       (.19)(c)(g)      6
-------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $0.005.

(e)Includes the impact of proceeds received and credited to the Fund resulting from the class action settlement, which enhanced the Fund's performance for the year ended August 31, 2010 by 0.02%.

(f)Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .01%, .02%, .02%, .02% and .04% for the years ended
   August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and
   August 31, 2006, respectively.

(g)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights" and includes the expenses incurred by the Underlying Portfolios. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  206.85    $10,293.15
   2             10,293.15      514.66    10,807.81     212.91     10,594.90
   3             10,594.90      529.75    11,124.65     219.16     10,905.49
   4             10,905.49      545.27    11,450.76     225.58     11,225.18
   5             11,225.18      561.26    11,786.44     232.19     11,554.25
   6             11,554.25      577.71    12,131.96     239.00     11,892.96
   7             11,892.96      594.65    12,487.61     246.01     12,241.60
   8             12,241.60      612.08    12,853.68     253.22     12,600.46
   9             12,600.46      630.02    13,230.48     260.64     12,969.84
   10            12,969.84      648.49    13,618.33     268.28     13,350.05
   --------------------------------------------------------------------------
   Cumulative                $5,713.89               $2,363.84

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-21081

                                                             PRO-RTMT-0108-1209

                                    [GRAPHIC]